ACCESS VARIABLE INSURANCE TRUST

                        Wells S&P REIT IndexSM Portfolio
                           Potomac OTC Plus Portfolio
                         Potomac Dow 30SM Plus Portfolio
                  Access U.S. Government Money Market Portfolio

                        Supplement Dated October 23, 2003
                         To Prospectus Dated May 1, 2003


The information under the heading "Costs and Market Timing" in the Prospectus is replaced with the following information:

     Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. The Adviser expects a significant portion of the assets of the Portfolios to come from professional money managers and investors who use the Portfolios as part of market timing investment strategies. As money is shifted in and out, a Portfolio incurs expenses for buying and selling securities. These costs are borne by all Portfolio shareholders, including the long-term investors who do not generate the costs. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses and generating taxable short-term capital gains. In addition, large movements of assets into and out of the Portfolios may negatively impact a Portfolio's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Portfolio's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. With respect to the Portfolios, market timing strategies will not be discouraged. Purchases, redemptions, and transfers will not be limited or monitored in any way.



     This supplement and the Prospectus dated May 1, 2003, provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information, dated May 1, 2003, has been filed with the Securities and Exchange Commission. It is incorporated herein by reference and can be obtained without charge by calling the Portfolios at 800-862-3863.